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                                                                 SEE REVERSE FOR
                                                              CERTAIN DEFINITION

                        ALGOS PHARMACEUTICAL CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

THIS IS TO CERTIFY that                                               CUSIP



is the owner of

           full-paid and non-assessable shares of Common Stock of the par value of One Cent ($.01) each of

                        ALGOS PHARMACEUTICAL CORPORATION

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
      This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

      Dated


                                     [SEAL]
       /s/ James Ledley                                /s/ John W. Lyle
      ASSISTANT SECRETARY                                  PRESIDENT


COUNTERSIGNED
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (NEW YORK, N.Y.)
BY                                              TRANSFER AGENT

                                          AUTHORIZED SIGNATURE


                           AMERICAN BANKNOTE COMPANY
                              800 BLAIR MILL ROAD
                               MONGHAN, PA 19011
                                  215-857-3480

            SALESPERS0N-                  J. NAPOLITANO-212-657-8100
                     /home/ed/inprogress/home11/Algos46284


          PRODUCTION COORDINATOR - ALBERT DERMOVSPSIAN - 215-620-2100
                           PROOF OF SEPTEMBER 9, 1998
                              ALGOS PHARMACEUTICAL
                                    H46264bk

                   Opr.               eg                  NEW
                             /net/banknote/home11/A





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     The following  abbreviations,  when used in the  inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - __________Custodian___________
TEN ENT - as tenants by the portfolios                             (Cust)             (Minor)
JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
          survivorship and not as tenants                        Act_____________
          in common                                                   (State)



    Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________


                  ______________________________________________________________
                  NOTICE: THE SIGNATURE  TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVENT PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                           AMERICAN BANKNOTE COMPANY
                              850 BLAIR MILL ROAD
                               HORGHAM, PA 19316
                                  215-857-3100

            SALESPERS0N-                  J. NAPOLITANO-212-657-8100
                     /home/ed/inprogress/home11/Algos46284


          PRODUCTION COORDINATOR - ALBERT DERMOVSPSIAN - 215-620-2100
                           PROOF OF SEPTEMBER 9, 1998
                              ALGOS PHARMACEUTICAL
                                    H46264bk

                   Opr.               eg                  NEW
                             /net/banknote/home11/A


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